SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 25, 2007, Primus Telecommunications IHC, Inc. (the “Issuer”) will file a Registration Statement on Form S-4 (the “S-4 Registration Statement”) with respect to a registered exchange offer (the “Exchange Offer”) involving $108,210,000 aggregate principal amount of its 14 ¼% senior secured notes due 2011 (the “Exchange Notes”) for $108,210,000 aggregate principal amount of its 14 ¼% senior secured notes due 2011 (the “Outstanding Notes”). The Outstanding Notes were previously issued in a private transaction. The Issuer is an indirect wholly owned subsidiary of Primus Telecommunications Group, Incorporated (the “Parent”). The Outstanding Notes are guaranteed by (1) Parent and (2) Primus Telecommunications Holding, Inc., Primus Telecommunications, Inc., TresCom International Inc., Least Cost Routing, Inc., TresCom U.S.A., Inc., iPRIMUS USA, Inc., and iPRIMUS,com, Inc., each of which are wholly owned subsidiaries of the Parent (collectively, the “Other Guarantors”). Parent and the Other Guarantors also are listed as registrants on the S-4 Registration Statement. The Exchange Notes will be issued by the Issuer and will be guaranteed by the Parent and the Other Guarantors upon completion of the Exchange Offer. The Exchange Notes are substantially identical to the Outstanding Notes, with the principal difference being that the issuance of the Exchange Notes will be registered, and the Exchange Notes will be freely transferable, under the Securities Act upon completion of the Exchange Offer.

The filing of the S-4 Registration Statement triggers certain additional reporting obligations concerning the Issuer, the Parent and the Other Guarantors that are being satisfied through this filing, which is incorporated by reference into the S-4 Registration Statement. This additional information concerns the Issuer, the Parent and the Other Guarantors, which is hereby reported through additional footnote disclosure contained in the Parent’s consolidated financial statements. As such, the consolidated financial statements of the Parent are attached hereto under Item 9.01(c), and present additional information beyond that which was previously reported within (1) our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (“First Quarter 2007 10-Q”), and (2) our Annual Report on Form 10-K for the year ended December 31, 2006, as amended through the Current Report on Form 8-K, filed on June 1, 2007 (“2006 10-K”). Such additional information is reflected in Part I, Item 1, Note 12 of Exhibit 99.1 attached hereto and in Part II, Item 8, Note 20 of Exhibit 99.2 attached hereto.

Management’s Report on Internal Control Over Financial Reporting included in Item 8 of Exhibit 99.2 was corrected for a typographical error in the date, changing from March 30, 2007 to March 29, 2007.

Item 9.01.	Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part I, Item 1 of First Quarter 2007 10-Q, as revised.

99.2	Part II, Items 8 and 9A of 2006 10-K, as revised.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: June 25, 2007	By:	/s/ Thomas R. Kloster
Thomas R. Kloster
Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part I, Item 1 of First Quarter 2007 10-Q, as revised.

99.2	Part II, Items 8 and 9A of 2006 10-K, as revised.

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